Summary Of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the periods reported. Actual results could differ from these estimates.

Significant estimates made in preparing these Consolidated Financial Statements include, among other things, estimates of the proved oil and natural gas reserve volumes used in calculating Depletion, Depreciation and Amortization (“DD&A”) expense; the estimated future cash flows and fair value of properties used in determining the need for any impairment; fair values of financial derivative instruments; volumes and prices for revenues accrued; estimates of the fair value of equity-based compensation awards; deferred tax valuation allowance and the timing and amount of future abandonment costs used in calculating asset retirement obligations. Future changes in the assumptions used could have a significant impact on reported results in future periods. The significant estimates are based on current assumptions that may be materially affected by changes to future economic conditions such as the market prices received for sales of volumes of oil and natural gas, interest rates and our ability to generate future income.

Cash and Cash Equivalents	Cash and Cash Equivalents We consider all highly liquid investments with original maturity of three months or less when purchased to be cash equivalents.
Accounts Receivable

Accounts Receivable

Our trade accounts receivable, which are primarily from oil, natural gas and natural gas liquids (“NGL” or “NGLs”) sales and joint interest billings, are recorded at the invoiced amount and include production receivables. The production receivable is valued at the invoiced amount and does not bear interest. Accounts receivable also include joint interest billing receivables which represent billings to the non-operators associated with the drilling and operation of wells and are based on those owners’ working interests in the wells. We have assessed the financial strength of our customers and joint owners and recorded an allowance for bad debts as necessary.

To the extent actual quantities and values of oil and natural gas are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and price for those properties are estimated and recorded as Accounts Receivable in the accompanying Consolidated Balance Sheets.

At December 31, 2012, we carried approximately $18.1 million in production receivable, of which approximately $16.3 million were production receivables due from four purchasers. At December 31, 2011, we carried approximately $13.6 million in production receivables of which approximately $12.9 million were production receivables due from three purchasers. In addition, we carried approximately $2.1 million in receivables from Sumitomo Corporation at December 31, 2012 and $3.0 million at December 31, 2011 (see Note 4, Business and Oil and Gas Property Acquisition Dispositions, to our Consolidated Financial Statements) that was in relation to our joint operations.

Inventory

Inventory

Inventory is valued at the lower of cost or market value and consists of our ownership interest in oil and NGLs held in terminal tanks located in the field. Oil and NGL cost basis is calculated using the average cost method, with average cost defined as production and lease operating expenses net of DD&A. General and Administrative expenses are not allocated to the cost of inventory for the purpose of valuing inventory.

Oil and Natural Gas Property, Depreciation and Depletion

Oil and Natural Gas Property, Depreciation and Depletion

We account for natural gas and oil exploration and production activities under the successful efforts method of accounting. Proved developed natural gas and oil property acquisition costs are capitalized when incurred. Unproved properties with individually significant acquisition costs are assessed periodically on a property-by- property basis, and any impairment in value is recognized. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved natural gas and oil properties. Natural gas and oil exploration costs, other than the costs of drilling exploratory wells, are charged to expense as incurred. The costs of drilling exploratory wells are capitalized pending determination of whether they have discovered proved commercial reserves. If proved commercial reserves are not discovered, such drilling costs are expensed. Costs to develop estimated proved reserves, including the costs of all development well and related equipment used in the production of natural gas and oil, are capitalized.

Depletion is calculated using the unit-of-production method. In arriving at rates under the unit-of-production method, the quantities of recoverable oil and natural gas are established based on estimates made by our geologists and engineers and independent engineers. We periodically review estimated proved reserve estimates and make changes as needed to depletion expenses to account for new wells drilled, acquisitions, divestitures and other events which may have caused significant changes in our estimated proved reserves. The costs of unproved properties are withheld from the depletion base until such time as they are proved. When estimated proved reserves are assigned, the cost of the property is added to costs subject to depletion calculations. Non-producing properties consist of undeveloped leasehold costs and costs associated with the purchase of certain proved undeveloped reserves. Undeveloped leasehold cost is allocated to the associated producing properties as the undeveloped acreage is developed. Individually significant non-producing properties are periodically assessed for impairment of value. Service properties, equipment and other assets are depreciated using the straight-line method over their estimated useful lives of three to 40 years.

When circumstances indicate that an asset may be impaired, we compare expected undiscounted future cash flows at a producing field to the unamortized capitalized cost of the asset. If the future undiscounted cash flows, based on our estimate of future natural gas and oil prices, operating costs, anticipated production from estimated proved reserves and other relevant data, are lower than the unamortized capitalized cost, the capitalized cost is reduced to fair value. Fair value is calculated by discounting the future cash flows at an appropriate risk-adjusted discount rate. For unproved oil and gas properties, we analyze activity on the acreage prior to evaluating any fair value indicators, such as current drilling activity, drilling success and future development plans. When evaluating the value of our unproved oil and gas properties, we utilize active market prices for similar acreage to use as a comparison tool against the carrying value of our properties. If the active market prices for similar acreage do not support our carrying values we then utilize estimates of future value that will be created from the future development of these properties. If future estimated fair value of these properties is lower than the capitalized cost, the capitalized cost is reduced to the estimated future fair value. We recognized approximately $20.6 million, $14.6 million and $8.9 million of impairment from continuing operations on certain oil and gas properties for the years ending December 31, 2012, 2011 and 2010, respectively. We recorded these charges as Impairment Expense on our Consolidated Statements of Operations. For additional information, see Note 18, Impairment Expense, to our Consolidated Financial Statements.

Expenditures for repairs and maintenance to sustain production from the existing producing reservoir are charged to expense as incurred. Expenditures to recomplete a current well in a different unproved reservoir are capitalized pending determination that economic reserves have been added. If the recompletion is not successful, the expenditures are charged to expense.

Significant tangible equipment added or replaced that extends the useful or productive life of the property is capitalized. Expenditures to construct facilities or increase the productive capacity from existing reservoirs are capitalized.

Upon the sale or retirement of a proved natural gas or oil property, or an entire interest in unproved leaseholds, the cost and related accumulated DD&A are removed from the property accounts and the resulting gain or loss is recognized. For sales of a partial interest in unproved leaseholds for cash, sales proceeds are first applied as a reduction of the original cost of the entire interest in the property and any remaining proceeds are recognized as a gain.

Natural Gas and Oil Reserve Quantities

Natural Gas and Oil Reserve Quantities

Our estimate of proved reserves is based on the quantities of oil, natural gas and NGLs that engineering and geological analyses demonstrate, with reasonable certainty, to be recoverable from established reservoirs in the future under current operating and economic parameters. For the years ended December 31, 2012 and 2011, Netherland Sewell and Associates, Inc. (“NSAI”) prepared a consolidated reserve and economic evaluation of our proved oil and gas reserves. The preparation of our proved reserve estimates are completed in accordance with our internal control procedures, which include the verification of input data used by NSAI, as well as management review and approval.

Reserves and their relation to estimated future net cash flows impact our depletion and impairment calculations. As a result, adjustments to depletion and impairment are made concurrently with changes to reserve estimates. Estimates of our crude oil, natural gas and NGL reserves, and the projected cash flows derived from these reserve estimates, are prepared by our engineers in accordance with guidelines established by the SEC. The independent reserve engineer estimates reserves annually on December 31. This annual estimate results in a new depletion rate, which we use for the preceding fourth quarter after adjusting for fourth quarter production.

Deferred Financing Costs and Other Assets-Net

Deferred Financing Costs and Other Assets—Net

At December 31, 2012, we had deferred financing costs and other assets consisting of $10.0 million, which is primarily made up of loan costs that are amortized using the effective interest method and the straight line method over their respective estimated lives, which is, on average, three to eight years. We amortize any costs incurred to renew or extend the terms of existing debt over the contract term or estimated useful life, as applicable. For the years ended December 31, 2012, 2011 and 2010, we recorded amortization expense from continuing operations of $1.2 million, $0.8 million and $0.5 million, respectively.

The following is a summary of our deferred financing costs and other assets at the dates indicated:

	December 31, 2012 (in thousands)	December 31, 2011 (in thousands)
Deferred Financing Costs and Other Assets—Gross	$9,524	$5,637
Accumulated Amortization	(1,922)	(2,329)

Deferred Financing Costs and Other Assets—Net[1]	$7,602	$3,308

[1]	Does not include approximately $2.4 million associated with advanced royalty payments for the year ended December 31, 2012, for which we expect to recover through future production and royalties.

Specific to our loan costs, we have incurred gross debt issuance costs of approximately $6.1 million, $2.6 million and $0.7 million for the years ended December 31, 2012, 2011 and 2010, respectively, which are presented net of accumulated amortization of $1.9 million, $1.1 million and $0.6 million, respectively, and include deferred financing from our senior notes.

Future Abandonment Cost

Future Abandonment Cost

Future abandonment costs are recognized as obligations associated with the retirement of tangible long-lived assets that result from the acquisition and development of the asset. We recognize the fair value of a liability for a retirement obligation in the period in which the liability is incurred. For natural gas and oil properties, this is the period in which the natural gas or oil well is acquired or drilled. The future abandonment cost is capitalized as part of the carrying amount of our natural gas and oil properties at its discounted fair value. The liability is then accreted each period until the liability is settled or the natural gas or oil well is sold, at which time the liability is reversed. If the fair value of a recorded asset retirement obligation changes, a revision is recorded to both the asset retirement obligation and the asset retirement cost.

Accretion expense from continuing operations during the years ended December 31, 2012, 2011 and 2010 totaled approximately $2.1 million, $1.5 million and $1.7 million, respectively. These amounts are recorded as DD&A on our Consolidated Statements of Operations. During 2012, we recognized an increase of $4.0 million in the estimated present value of our asset retirement obligations, representing an increase in the estimate to plug and abandon our oil and natural gas wells. The revised estimates were primarily the result of increased abandonment estimates, which were driven by the trends of actual outcomes. We account for asset retirement obligations that relate to wells that are drilled jointly based on our interest in those wells.

	December 31, 2012 ($ in Thousands)	December 31, 2011 ($ in Thousands)
Beginning Balance	$18,670	$17,222
Asset Retirement Obligation Incurred	598	235
Asset Retirement Obligation Settled	(428)	(266)
Asset Retirement Obligation Cancelled or Sold Well Properties	0	0
Asset Retirement Obligation Revision of Estimated Obligation	3,953	0
Asset Retirement Obligation Accretion Expense	2,029	1,479

Total Asset Retirement Obligation	$24,822	$18,670

Revenue Recognition

Revenue Recognition

As it pertains to our exploration and production business segment, oil, NGL and natural gas revenue is recognized when the oil or natural gas is delivered to or collected by the respective purchaser, a sales agreement exists, collection for amounts billed is reasonably assured and the sales price is fixed or determinable. Title to the produced quantities transfers to the purchaser at the time the purchaser collects or receives the quantities. In the case of oil and NGL sales, title is transferred to the purchaser when the oil or NGLs leaves our stock tanks and enters the purchaser’s trucks. In the case of gas production, title is transferred when the gas passes through the meter of the purchaser. It is the measurement of the purchaser that determines the amount of oil or gas purchased. Prices for such production are defined in sales contracts and are readily determinable based on certain publicly available indices. The purchasers of such production have historically made payment for oil and natural gas purchases within 30-60 days of the end of each production month. We periodically review the difference between the dates of production and the dates we collect payment for such production to ensure that receivables from those purchasers are collectible. The point of sale for our oil, NGL and natural gas production is at its applicable field gathering system. We do not recognize revenue for oil and NGL production held in stock tanks before delivery to the purchaser.

To the extent actual quantities and values of oil and natural gas are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and price for those properties are estimated and recorded as Accounts Receivable in the Consolidated Balance Sheets and Oil, Natural Gas and NGL Sales on the Statements of Operations.

For our field services segment, our services are generally sold based upon purchase orders, contracts or other agreements with customers that include fixed or determinable prices. We recognize revenue when services are performed and collection of the relevant receivables is probable. We contract for services either on a day rate or other contracted rate. In certain situations, revenue is generated from transactions that may include multiple products and services under one contract or agreement and which may be delivered to the customer over an extended period of time. Revenue from these arrangements is recognized in accordance with the above criteria and as each item or service is delivered.

Derivative Instruments

Derivative Instruments

We use put and call options (collars), fixed rate swap contracts, swaptions, puts and three-way collars to manage price risks in connection with the sale of oil, natural gas and NGLs. We have also, in the past, used interest rate swap agreements to manage interest rate risks associated with our variable rate credit facility. We have established the fair value of all derivative instruments using estimates determined by our counterparties and other third-parties. These values are based upon, among other things, future prices, volatility, time to maturity and credit risk. The values we report in our Consolidated Financial Statements change as these estimates are revised to reflect actual results, changes in market conditions or other factors.

We report our derivative instruments at fair value and include them in the Consolidated Balance Sheets as assets or liabilities. The accounting for changes in fair value of a derivative instrument depends on the intended use of the derivative and the resulting designation, which is established at the inception of a derivative. For derivative instruments designated for hedge accounting, for financial accounting purposes, changes in fair value, to the extent the hedge is effective, are recognized in other comprehensive income until the hedged item is recognized in earnings. Any changes in fair value resulting from ineffectiveness are recognized immediately in earnings. During 2012, 2011 and 2010 we did not have any derivative instruments designated for hedge accounting.

For derivative instruments designated as fair value hedges, changes in fair value, as well as the offsetting changes in the estimated fair value of the hedged item attributable to the hedged risk, are recognized currently in earnings. Derivative effectiveness is measured annually based on the relative changes in fair value between the derivative contract and the hedged item over time. For derivatives on oil, natural gas and NGL production activity, our evaluations are not documented, and as a result, we record changes on the derivative valuations through earnings. For additional information on our derivative instruments, see Note 12, Fair Value of Financial Instruments and Derivative Instruments, to our Consolidated Financial Statements.

Income Taxes

Income Taxes

We are subject to income and other taxes in all areas in which we operate. When recording income tax expense, certain estimates are required because income tax returns are generally filed several months after the close of a calendar year, tax returns are subject to audit which can take years to complete, and future events often impact the timing of when income tax expenses and benefits are recognized. We have deferred tax assets relating to tax operating loss carryforwards and other deductible differences and deferred tax liabilities that relate to other temporary differences.

Deferred tax assets and liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rate. Net deferred tax assets are required to be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized.

This process requires our management to make assessments regarding the timing and probability of the ultimate tax impact. We record valuation allowances on deferred tax assets if we determine it is more likely than not that the asset will not be realized. Actual income taxes could vary from these estimates due to future changes in income tax law, significant changes in the jurisdictions in which we operate, our inability to generate sufficient future taxable income, or unpredicted results from the final determination of each year’s liability by taxing authorities. These changes could have a significant impact on our financial position.

The accounting estimate related to the tax valuation allowance requires us to make assumptions regarding the timing of future events, including the probability of expected future taxable income and available tax planning opportunities. These assumptions require significant judgment because actual performance has fluctuated in the past and may do so in the future. The impact that changes in actual performance versus these estimates could have on the realization of tax benefits as reported in our results of operations could be material. We continuously evaluate facts and circumstances representing positive and negative evidence in the determination of our ability to realize the deferred tax assets.

We recognize a tax position if it is more likely than not that it will be sustained upon examination. If we determine it is more likely than not a tax position will be sustained based on its technical merits, we record the impact of the position in our Consolidated Financial Statements at the largest amount that is greater than fifty percent likely of being realized upon ultimate settlement. These estimates are updated at each reporting date based on the facts, circumstances and information available. We are also required to assess at each reporting date whether it is reasonably possible that any significant increases or decreases to the unrecognized tax benefits will occur during the next twelve months (for additional information, see Note 13, Income Taxes, to our Consolidated Financial Statements). Our policy is to recognize interest and penalties on any unrecognized tax benefits in interest expense and general and administrative expense, respectively.

Stock-based Compensation

Stock-based Compensation

We recognize in the Consolidated Financial Statements the cost of employee and non-employee director services received in exchange for awards of equity instruments based on the grant date fair value of those awards. We use a standard option pricing model (i.e. Black-Scholes) to measure the fair value of employee stock options and stock appreciation rights and a Monte Carlo simulation technique to value restricted stock awards that are tied to market performance. The fair value of non-market based restricted stock awards is determined based on the fair market value of our common stock on the date of the grant.

The benefits associated with the tax deductions in excess of recognized compensation cost are reported as a financing cash flow when realized. We recognize compensation costs related to awards with graded vesting on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award were, in-substance, multiple awards (for additional information, see Note 17, Employee Benefit and Equity Plans, to our Consolidated Financial Statements). Stock appreciation rights are classified as a liability and are re-measured at fair value each reporting period.

Capitalization of Interest

Capitalization of Interest

We capitalize interest on capital projects, most notably during the drilling and completion of oil and natural gas wells. For the years ended December 31, 2012, 2011 and 2010, we capitalized interest costs of $3.0 million, $1.2 million and $0, respectively.

Earnings per Share

Earnings per Share

Earnings per common share are computed by dividing consolidated net income attributable to us by the weighted average number of common shares outstanding. Diluted earnings per common share are computed by dividing consolidated net income attributable to us by the weighted average number of common shares outstanding during the period, including any potentially dilutive outstanding securities, such as options and warrants. The potentially dilutive outstanding securities are calculated using the treasury stock method. At December 31, 2012, we had 53,213,264 common shares outstanding, 502,253 options outstanding and 20,500 stock appreciation rights outstanding with no outstanding warrants or other potentially dilutive securities. For additional information, see Note 14, Earnings per Common Share, to our Consolidated Financial Statements.

Capital Leases

Capital Leases

As a lessee, we determine if a lease is a capital lease if it meets one of four of the following criteria:

•	The ownership of the leased property transfers to us by the end of the lease term, or shortly thereafter, in exchange for the payment of a nominal fee.

•	The lease contains a bargain purchase option.

•	The lease term is equal to 75% or more of the estimated economic life of the leased property.

•

The present value at the beginning of the lease term of the minimum lease payments, excluding that portion of the payments representing executor costs such as insurance, maintenance, and taxes to be paid by the lessor, including any profit thereon, equals or exceeds 90% of the excess of the fair value of the leased property to the lessor at the lease inception over any related investment tax credit retained by the lessor and expected to be realized by the lessor.

As of December 31, 2012 we had capital leases on field vehicles being used in our Illinois and Appalachian Basin operations as well as in our field services operating segment. We recorded these leases as Other Property and Equipment on our Consolidated Balance Sheets in the amount of $1.6 million as of December 31, 2012, and $2.3 million as of December 31, 2011. The remaining obligation to be paid on these leases totaled approximately $1.5 million, of which $1.0 million was classified as Senior Secured Line of Credit and Long-Term Debt under Long-Term Liabilities and $0.5 million was classified as Accounts Payable under Current Liabilities on our Consolidated Balance Sheets, all of which is expected to be paid by 2016.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 provides new disclosure requirements related to offsetting arrangements to allow investors to better compare financial statements prepared in accordance with IFRS and U.S. GAAP. The amendment requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, including retrospective application for all comparative periods presented. Although we currently are not engaged in any arrangements that would be effected by these disclosure requirements, we believe that ASU 2011-11 may have a material impact on future disclosures pending our entrance into an offsetting arrangement.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU 2011-04 generally provides a uniform framework for fair value measurements and related disclosures between GAAP and International Financial Reporting Standards (“IFRS”). Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation process used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosures of all transfers between Level 1 and Level 2 of the fair value hierarchy. This update is effective for annual and interim periods beginning on or after December 31, 2011. We adopted ASU 2011-04 on January 1, 2012, with no material impact.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASU 2010-29”). The amendments to the codification clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Additionally, the supplemental pro forma disclosures under Topic 805 have been expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Although we have not entered into any significant business combinations in our recent history, we believe that ASU 2010-29 may have a material impact on future disclosures depending on the size and nature of any future business combinations that we may enter into. We adopted ASU 2010-29 on January 1, 2011.